SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 31, 2007
INTERMOUNTAIN COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)
Idaho
(State or other jurisdiction of incorporation)

000-50667	82-0499463

(Commission File Number)	IRS Employer Identification No.
231 North Third Avenue
Sandpoint, Idaho 83864
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (208) 263-0505
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT 3.1

Item 5.03 Amendment to Articles of Incorporation
On April 25, 2007, Intermountain Community Bancorp (the “Company”) announced a 10% stock dividend to shareholders of record as of May 15, 2007 and payable on May 31, 2007.
As a result of the stock dividend and as provided by Idaho law, the board of directors approved an amendment to the Articles of Incorporation to proportionately increase the number of authorized shares of common stock available for issuance from 26,400,000 to 29,040,000. Such amendment was filed with the Idaho Secretary of State on May 31, 2007.
A copy of Article II of the Company’s Articles of Incorporation, as amended, is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.
Item 9.01 — Financial Statements and Exhibits
(a)	Financial statements — not applicable.

(b)	Pro forma financial information — not applicable.

(c)	Shell company transaction — not Applicable

(d)	Exhibits:
3.1	Amendment to Articles of Incorporation for Intermountain Community Bancorp filed May 31, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
          Dated: May 31, 2007

INTERMOUNTAIN COMMUNITY BANCORP
By:	/s/ Curt Hecker
Curt Hecker
President and Chief Executive Officer

3